--------------------------------------------------------------------------------



----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


2000 ANNUAL REPORT



Listed: American Stock Exchange (Ticker
symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston,
Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
San Francisco, California



--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  On June 5, 2000, the Company paid a cash dividend of $17.75 per share to stockholders of record on May 18, 2000. The dividend was the annual distribution for the year 2000 under the Company's distribution policy.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Board of Directors has elected to retain any undistributed net long-term capital gains realized during the year 2000.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1999, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  For the year 2000 the Company has retained a portion of the net long-term capital gains realized ($26.56522 per share) and has paid the federal income tax thereon ($9.29783 per share) on behalf of its stockholders of record on December 31, 2000. The Company mailed Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31, 2000 on February 14, 2001. If you owned shares on December 31, 2000 registered in the name of a broker or nominee you should contact the broker or nominee for your copies of Form 2439 which they are required to send to you by March 31, 2001.

  The portion of the long-term capital gains realized during the year 2000 which was not retained was distributed as a part of the dividend paid on June 5, 2000.

  A Form 1099 was mailed in January 2001 to all stockholders of record on the dividend record date in 2000 setting forth the specific amounts to be included in their 2000 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 2000

                                      Dividend            Dividend From
                                        From              Net Long-Term
                                      2000 Net            Capital Gains             Total
     Record        Payment           Investment             Realized              Dividends
      Date          Date               Income                In 2000              Per Share
     -------       -------           ----------           -------------           ---------

     5/18/00       6/5/00            $11.28596*             $6.46404              $17.75000
                                     ==========             ========              =========

--------
*  Includes short-term capital gain of $11.13239.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

February 12, 2001

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During the Year 2000 in this report regarding the retention of net long-term capital gains realized in 2000 and the details of the dividend paid in 2000.

  During the year 2000 the Company's net assets decreased from $276,737,285 to $226,163,493 which is a decrease of $50,573,792. This decrease in net assets is after payment by the Company of $17,750,000 in dividends ($17.75 per share on June 5, 2000). The decrease in net assets, before deducting the payment of dividends, was $32,823,792 which was composed of net investment income of $153,572, realized gain on investments of $34,863,821 (after deducting $9,297,827 in income taxes paid on behalf of stockholders), and a decrease in unrealized appreciation of $67,841,185.

  The per share net asset value decreased from $276.74 on December 31, 1999 to $226.16 on December 31, 2000. After adjustment for the dividends and the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Company's stockholders, the per share net asset value decreased 8.5%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 4.7% and the Standard & Poor's 500 Stock Average, adjusted for dividends, decreased 9.1%. The per share net asset value on Friday, February 9, 2001 was $222.71.

  During the year 2000 the Company had total interest and dividend income of $1,436,778 as compared to $1,281,611 for the same period in 1999 for an increase of $155,167. During the year 2000 total operating expenses were $1,283,206 which is a $112,355 increase from $1,170,851 for the year 1999. The resulting net investment income of $153,572 for the year 2000 is an increase of $42,812 from $110,760 for the year 1999.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the fourth quarter of 2000:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                       SHARES
                                          --------------------------------------
                                                                        HELD
                                                                    DECEMBER 31,
SECURITY NAME                             ADDITIONS    REDUCTIONS       2000
----------------------------------------- ---------    ----------   ------------
America Online, Inc. ....................    31,000                     31,000
Clear Channel Communications, Inc. ......    21,000                     50,000
Corning, Inc. ...........................    19,000(1)                  24,000
Dresdner RCM International Growth Equity
 Fund....................................               255,905        165,254
Dresdner RCM Midcap Fund, Inc. .......... 2,395,585     955,399      2,395,585
EMC Corp. Mass...........................                37,000         89,000
Federal National Mortgage Association....    23,000                     23,000
GlaxoSmithKline PLC Sponsored ADR........    16,000(2)                  60,000
Hewlett-Packard Co. .....................    29,000(3)   19,000(3)      39,000
Lilly Eli & Co. .........................    14,000                     58,000
Merck & Co., Inc. .......................    19,000       7,000         54,000
Millennium Pharmaceuticals, Inc. ........    20,500(4)                  25,000
Nortel Networks Corp. ...................                43,000              0
Oracle Corp. ............................    51,000(5)   23,000(5)      79,000
Pharmacia Corp. .........................    44,000                     75,000
Proctor & Gamble Co. ....................    20,000                     20,000
Schering-Plough Corp. ...................    45,000                     45,000
Sepracor, Inc. ..........................                11,800              0
STMicroelectronics N V...................                22,000              0
Time Warner, Inc. .......................                20,000              0
Xilinx, Inc. ............................                14,000              0

-------
(1)  Received 10,000 shares as a stock split and then purchased 9,000 shares.
(2) Purchased 16,000 shares of Glaxo Wellcome PLC and then Glaxo Wellcome PLC merged with SmithKline Beecham PLC to form GlaxoSmithKline PLC.
(3)  Received 29,000 shares as a stock split and then sold 19,000 shares.
(4)  Received 4,500 shares as a stock split and then purchased 16,000 shares.
(5)  Received 51,000 shares as a stock split and then sold 23,000 shares.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The value of the Company's investment in the securities of Amgen, Inc. amounted to 16.8% of the Company's total assets at December 31, 2000. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds". This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

Assets:
 Investments, at value (see accompanying schedule) (Note 1):
  Short-term investments (cost $9,289,804)                      $  9,289,804
  Common stocks (cost $120,385,585)                              226,288,570
                                                                ------------
    Total Investments (cost $129,675,389)                        235,578,374
 Cash                                                                  5,000
 Receivable for securities sold                                    1,008,498
 Interest and dividends receivable                                   124,106
 Other assets                                                          7,358
                                                                ------------
    Total assets                                                 236,723,336
                                                                ------------
Liabilities:
 Advisory fee payable (Note 5)                                       180,813
 Payable for securities purchased                                  1,035,846
 Federal income tax payable (Note 2)                               9,297,827
 Other accrued expenses                                               45,357
                                                                ------------
    Total liabilities                                             10,559,843
                                                                ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $226.16 per share on December 31,
 2000 (Note 3)                                                  $226,163,493
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
                                                     2000          1999
Operations:
 Net investment income                           $    153,572  $    110,760
 Realized gain on investments                      34,863,821    34,283,577
 Increase (decrease) in unrealized appreciation   (67,841,185)   55,510,069
                                                 ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations                                 (32,823,792)   89,904,406
                                                 ------------  ------------
Dividends to stockholders:
 From net investment income                          (153,572)     (110,760)
 From net realized gain on investments            (17,596,428)  (13,389,240)
                                                 ------------  ------------
    Total dividends to stockholders ($17.75 per
     share-2000; $13.50 per share-1999)           (17,750,000)  (13,500,000)
                                                 ------------  ------------
Total increase (decrease) in net assets           (50,573,792)   76,404,406
Net assets, beginning of period                   276,737,285   200,332,879
                                                 ------------  ------------
Net assets, end of period                        $226,163,493  $276,737,285
                                                 ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income:
 Interest                                                          $    291,564
 Dividends                                                            1,145,214
                                                                   ------------
    Total income                                                      1,436,778
                                                                   ------------
Expenses:
 Advisory fees (Note 5)                                                 794,612
 Directors' fees and expenses (Note 6)                                   89,906
 Officer's salary and related expenses (Note 5)                          84,377
 Accounting expenses                                                     66,692
 Legal fees                                                              56,292
 Auditing fees                                                           48,500
 Transfer agent fees and expenses                                        41,708
 Custodian fees                                                          27,502
 Other expenses                                                          24,955
 Stockholders' meeting and reports                                       21,230
 State and other taxes                                                   20,932
 Fee for shares listed on American Stock Exchange                         6,500
                                                                   ------------
    Total expenses                                                    1,283,206
                                                                   ------------
Net investment income ($.15 per share) (Note 2)                         153,572
                                                                   ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $118,527,771
  Cost of securities sold                               74,763,794
                                                      ------------
    Realized gain on investments sold                   43,763,977
  Capital gain distributions received                      397,671
                                                      ------------
    Realized gain on investments before provision for
     income taxes                                                    44,161,648
    Provision for income taxes (Note 2)                               9,297,827
                                                                   ------------
     Realized gain on investments (Notes 2 and 4)                    34,863,821
 Unrealized appreciation of investments:
  Beginning of period                                  173,744,170
  End of period                                        105,902,985
                                                      ------------
    Decrease in unrealized appreciation                             (67,841,185)
                                                                   ------------
Net loss on investments ($32.98 per share) (Note 2)                 (32,977,364)
                                                                   ------------
Net decrease in net assets resulting from operations               $(32,823,792)
                                                                   ============


See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of past results and should not be regarded as a representation of future results.

                                      FOR THE YEARS ENDED DECEMBER 31
                                  --------------------------------------------
                                   2000      1999     1998     1997     1996
                                  -------   -------  -------  -------  -------
Net asset value at beginning of
 period                           $276.74   $200.33  $154.51  $136.15  $128.35
Net investment income (1)             .15       .11      .16      .64      .57
Net realized and unrealized gain
 (loss) on investments             (32.98)    89.80    55.99    24.79    13.51
Dividends from:
 Net investment income (2)           (.15)     (.11)    (.16)    (.63)    (.58)
 Net realized gain on
  investments                      (17.60)   (13.39)  (10.59)   (7.87)   (6.33)
                                  -------   -------  -------  -------  -------
  Total dividends                  (17.75)   (13.50)  (10.75)   (8.50)   (6.91)
                                  -------   -------  -------  -------  -------
Increase due to purchase of
 Bergstrom stock at less than
 net asset value                      --        --       .42     1.43      .63
                                  -------   -------  -------  -------  -------
Net asset value at end of period  $226.16   $276.74  $200.33  $154.51  $136.15
                                  =======   =======  =======  =======  =======
Market value per share at end of
 period                           $224.00   $236.00  $171.00  $142.50  $119.00
                                  =======   =======  =======  =======  =======
Total investment returns:
 Based on market value per share
  (3)                                 6.1%     55.0%    32.1%    37.0%    15.6%
 Based on net asset value per
  share (4)                          (8.5)%    50.5%    38.5%    26.5%    14.0%
Net assets at end of period (in
 millions)                        $   226   $   277  $   200  $   159  $   151
Ratio of expenses to average net
 assets                               .49%      .53%     .74%     .75%     .76%
Ratio of net investment income
 to average net assets                .06%      .05%     .09%     .43%     .43%
Portfolio turnover rate             34.69%    40.57%   44.31%   34.07%   31.80%
Number of shares outstanding at
 end of period (in thousands)       1,000     1,000    1,000    1,028    1,112

-------
(1)  Based on weighted average number of shares outstanding.
(2)  Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 2000

 Shares or
 Principal
 Amount                                                    Cost        Value
            Short-Term Investments (3.9%):
 $4,290,711 State Street Bank and Trust Company, 5.0%
             Euro-Dollar Deposit Due 1/2/01             $ 4,290,711 $ 4,290,711
  5,000,000 Ford Motor Credit Co., 6.53% Note due
             1/2/01                                       4,999,093   4,999,093
 ----------                                             ----------- -----------
 $9,290,711   Total--Short-Term Investments               9,289,804   9,289,804
 ==========                                             ----------- -----------

            Common Stocks (96.1%):
            Banks (2.7%):
     52,000 Bank New York, Inc.                           1,065,418   2,869,750
     70,000 Citigroup, Inc.                               1,433,940   3,574,375
                                                        ----------- -----------
                                                          2,499,358   6,444,125
                                                        ----------- -----------

            Beverages (1.7%):
     67,500 Coca-Cola Co.                                    90,276   4,113,281
                                                        ----------- -----------

            Biotechnology (16.8%):
    620,000 Amgen, Inc. (A)                                 809,797  39,641,250
                                                        ----------- -----------

            Broadcasting (1.0%):
     50,000 Clear Channel Communications, Inc. (A)        2,523,807   2,421,875
                                                        ----------- -----------

            Communication Systems (5.4%):
     53,000 Nextel Communications, Inc. (A)                 367,050   1,311,750
     85,000 Qwest Communications International, Inc.
             (A)                                          3,423,176   3,485,000
     76,000 SBC Communications, Inc.                      3,484,269   3,629,000
     34,000 Tycom Ltd. (A)                                1,189,081     760,750
     43,000 Vodafone Airtouch PLC Sponsored ADR           1,843,264   1,539,938
    122,000 WorldCom, Inc. (A)                            1,638,146   1,708,000
                                                        ----------- -----------
                                                         11,944,986  12,434,438
                                                        ----------- -----------

            Computers and Information (0.5%):
     39,000 Hewlett-Packard Co.                           1,264,600   1,230,937
                                                        ----------- -----------

            Diversified Technology (2.2%):
    119,000 Nokia Corp. Sponsored ADR                       262,572   5,176,500
                                                        ----------- -----------

            Drugs and Health Supplies (5.6%):
    289,000 Pfizer, Inc.                                  6,135,770  13,294,000
                                                        ----------- -----------

            Electrical Components (3.4%):
    165,000 General Electric Co.                          4,571,182   7,909,687
                                                        ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Shares or
 Principal
 Amount    Common Stocks--Continued                      Cost        Value

           Electronics/New Technology (10.6%):
 162,000   Cisco Systems, Inc. (A)                    $ 1,322,839 $ 6,196,500
  24,000   Corning, Inc.                                1,687,542   1,267,500
  89,000   EMC Corp. Mass (A)                           1,100,830   5,918,500
  80,000   Intel Corp.                                  1,954,028   2,420,000
  20,000   JDS Uniphase Corp. (A)                         411,322     833,750
   9,000   Juniper Networks, Inc. (A)                   1,441,973   1,134,563
  37,000   Qualcomm, Inc. (A)                             627,484   3,040,937
  14,000   SDL, Inc. (A)                                4,898,144   2,074,625
  68,000   Sun Microsystems, Inc. (A)                   2,900,701   1,895,500
                                                      ----------- -----------
                                                       16,344,863  24,781,875
                                                      ----------- -----------

           Financial Services, Diversified (0.8%):
  23,000   Federal National Mortgage Association        1,751,486   1,995,250
                                                      ----------- -----------

           Household Products (Non-Durable) (0.7%):
  20,000   Proctor & Gamble Co.                         1,422,538   1,568,750
                                                      ----------- -----------

           Industrial Machinery (3.2%):
 136,000   Tyco International Ltd. New                  1,242,532   7,548,000
                                                      ----------- -----------

           Insurance (4.9%):
  54,000   ACE Ltd.                                     2,160,606   2,291,625
  65,625   American International Group, Inc.             440,727   6,468,164
  23,500   Marsh & McLennan Companies, Inc.             1,854,663   2,749,500
                                                      ----------- -----------
                                                        4,455,996  11,509,289
                                                      ----------- -----------

           Petroleum Services (1.1%):
  31,000   Schlumberger Ltd.                            2,006,608   2,478,063
                                                      ----------- -----------

           Pharmaceuticals (12.3%):
  32,000   Applera Corp. (formerly PE Corp.-PE
            Biosystems Group)                           1,762,799   3,010,000
  32,000   Bristol-Myers Squibb Co.                       215,411   2,366,000
   7,800   Genentech, Inc. (A)                            623,795     635,700
  60,000   GlaxoSmithKline PLC Sponsored ADR            3,318,827   3,360,000
   8,400   Human Genome Sciences, Inc. (A)                581,059     582,225
  58,000   Lilly Eli & Co.                              2,066,709   5,397,625
  54,000   Merck & Co., Inc.                            4,174,405   5,055,750
  25,000   Millennium Pharmaceuticals, Inc. (A)         1,406,762   1,546,875
  75,000   Pharmacia Corp.                              4,073,070   4,575,000
  45,000   Schering-Plough Corp.                        2,347,913   2,553,750
                                                      ----------- -----------
                                                       20,570,750  29,082,925
                                                      ----------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

 Shares or
 Principal
 Amount    Common Stocks--Continued                       Cost        Value

           Regulated Investment Companies (6.1%):
    81,784 Dresdner RCM Global Technology Fund (B)    $  4,335,124 $  4,115,382
   165,254 Dresdner RCM International Growth Equity
            Fund (B)                                     2,155,956    2,287,117
 2,395,585 Dresdner RCM MidCap Fund, Inc. (B)            8,073,122    7,977,298
                                                      ------------ ------------
                                                        14,564,202   14,379,797
                                                      ------------ ------------

           Retail Trade (8.6%):
    58,000 Colgate Palmolive Co.                         2,255,863    3,743,900
    54,000 Costco Companies, Inc. (A)                    1,538,785    2,156,625
    45,000 Home Depot, Inc.                                943,546    2,055,938
    25,000 Nike, Inc., Class B                           1,042,480    1,395,313
    37,000 Safeway, Inc. (A)                             1,335,330    2,312,500
    46,000 Target Corp.                                  1,177,430    1,483,500
    71,000 Walgreen Co.                                  1,942,063    2,968,687
    80,000 Wal-Mart Stores, Inc.                         3,416,305    4,250,000
                                                      ------------ ------------
                                                        13,651,802   20,366,463
                                                      ------------ ------------

           Software and Processing (6.3%):
    31,000 America Online, Inc. (A)                      1,035,846    1,035,846
     9,500 Check Point Software Technologies, Ltd.
            (A)                                            847,445    1,268,844
   105,000 Microsoft Corp. (A)                           4,327,819    4,554,375
    79,000 Oracle Corp. (A)                              2,742,565    2,295,938
    29,000 Siebel Systems, Inc. (A)                      2,313,172    1,961,125
    41,625 Veritas Software Co. (A)                      1,017,500    3,642,187
                                                      ------------ ------------
                                                        12,284,347   14,758,315
                                                      ------------ ------------

           Utilities (2.2%):
    62,000 Enron Corp.                                   1,988,113    5,153,750
                                                      ------------ ------------

           Totals--Common Stocks                       120,385,585  226,288,570
                                                      ------------ ------------
           Totals--Investments                        $129,675,389 $235,578,374
                                                      ============ ============

(A)  Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reporting period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reporting period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reporting period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. The Board of Directors determined that the portion of the net long-term capital gains realized during the year 2000 which was not distributed as part of the annual dividend paid on June 5, 2000 should be retained by the Corporation and taxes thereon should be paid by the Corporation.

  For federal income tax purposes at December 31, 2000 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $112,440,649, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $6,537,664, the net unrealized appreciation for securities held is $105,902,985 and the aggregate cost of securities for federal income tax purposes is $129,675,389.

NOTE 3--CAPITAL STOCK
  At December 31, 2000 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $119,992,318 (including $116,154,361 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $105,902,985. Undistributed net investment income at December 31, 1999 was $268,190.

NOTE 4--SECURITIES
  During the year ended December 31, 2000, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $90,110,886 and $118,527,771 respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  The Corporation's advisory contract with Dresdner RCM Global Investors LLC ("Dresdner RCM") provides for an

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

advisory fee determined by multiplying the market value of the Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next $20,000,000, .35% on the next $20,000,000, .30%
on the next $40,000,000, and .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Officer's salary and related expenses in the amount of $84,377 have been paid by the Corporation during the year ended December 31, 2000 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTORS' FEES
  Directors' fees and expenses in the amount of $89,906 have been paid in 2000. None of the directors were affiliated with the investment advisor to the Corporation.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities of Bergstrom Capital Corporation, including the schedule of investments, as of December 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bergstrom Capital Corporation as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 31, 2001

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BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN             President
President and Treasurer        Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN              WILLIAM H. SPERBER
Manager and Senior Member      Retired Chairman and Chief Executive Officer
 of Research Staff             The Trust Company of Washington
AtomicTangerine (an affiliate
 of SRI International)

OFFICERS

WILLIAM L. McQUEEN             SUZANNE M. SCHIFFLER
President and Treasurer        Secretary



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BERGSTROM CAPITAL CORPORATION
221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539



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